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                                                                   Exhibit 10(n)


                               FOURTH AMENDMENT
                                      OF
                       GREEN TREE FINANCIAL CORPORATION
                                 PENSION PLAN
                              (1989 RESTATEMENT)

     "GREEN TREE FINANCIAL CORPORATION PENSION PLAN (1989 Restatement)" adopted by GREEN TREE FINANCIAL CORPORATION, a Minnesota corporation, on November 19, 1991, but effective January 1, 1989, as heretofore amended by a First Amendment adopted effective January 1, 1992, a Second Amendment adopted effective July 1, 1992 and January 1, 1993, and a Third Amendment adopted effective January 1, 1989, January 1, 1993, January 1, 1994 and January 1, 1995 (hereinafter collectively referred to as the "Plan Statement"), is hereby further amended in the following respects:

1. GATT AND LUMP SUMS. EFFECTIVE FOR LUMP SUM DISTRIBUTIONS MADE ON OR AFTER JANUARY 1, 1997, SECTION 2 OF THE APPENDIX C TO THE PLAN STATEMENT IS AMENDED TO READ IN FULL AS FOLLOWS.

     Section 2. LUMP SUM SETTLEMENTS. When converting benefits to a single lump sum for payment to a Participant, the benefit to be converted is the Single Life Annuity form payable at Normal Retirement Age or the date as of which it is determined, if later. When converting benefits to a single lump sum for payment to any person entitled to a benefit who is not a Participant, the benefit to be converted shall be the benefit payable to such other person. The factors to be used to convert the Single Life Annuity form to a lump sum benefit shall be:

Insert Assumption:       During each stability period, the annual rate of
                         interest on 30-year Treasury securities for the lookback month. The stability period shall be the Plan
                         Year. The lookback month shall be the second calendar month preceding the commencement of the stability period.

Mortality Assumption:    The mortality rate determined from the table prescribed
                         by the Secretary of the Treasury under section
                         417(e)(3)(A)(ii)(I) of the Code based on the prevailing commissioners' standard table used to determine reserves for group annuity contracts.

2. GATT AND 415(B) RULES. EFFECTIVE FOR LIMITATION YEARS BEGINNING ON OR AFTER JANUARY 1, 1997, THE APPENDIX C TO THE PLAN STATEMENT IS AMENDED BY ADDING A NEW
SECTION 4 WHICH SHALL READ IN FULL AS FOLLOWS.

          Section 4. ANNUAL BENEFIT LIMITATIONS. If, for the purpose of applying Appendix A, a benefit payable in a single lump sum is adjusted to the actuarial equivalent straight life annuity, the interest rate assumption and the mortality assumption specified in the defined benefit plan's plan document shall be those specified in Section 2 of this Appendix. If, for the purpose of applying Appendix A, a benefit payable in any other form is adjusted to the actuarial equivalent straight life annuity, the interest rate assumption and the mortality assumption specified in the defined benefit plan's plan document shall be the following:
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Insert Assumption:       During each stability period, the annual rate of
                         interest on 30-year Treasury securities for the lookback month. The stability period shall be the Plan Year. The lookback month shall be the second calendar month preceding the commencement of the stability period.

Mortality Assumption:    The mortality rate determined from the table prescribed
                         by the Secretary of the Treasury under section
                         417(e)(3)(A)(ii)(I) of the Code based on the prevailing commissioners' standard table used to determine reserves for group annuity contracts.

If, for the purpose of applying Appendix A, a benefit commences before or after the social security retirement age, the interest rate assumption and the mortality assumption specified in the defined benefit plan's plan document for the purpose of determining the actuarial equivalent of a Ninety Thousand Dollar (as adjusted) annual benefit beginning at the social security retirement age shall be the following:

Insert Assumption:       During each stability period, the annual rate of
                         interest on 30-year Treasury securities for the lookback month. The stability period shall be the Plan
                         Year. The lookback month shall be the second calendar month preceding the commencement of the stability period.

Mortality Assumption:    The mortality rate determined from the table prescribed
                         by the Secretary of the Treasury under section
                         417(e)(3)(A)(ii)(I) of the Code based on the prevailing commissioners' standard table used to determine reserves for group annuity contracts.

3. GATT AND 415(B) RULES. NOTWITHSTANDING ANYTHING APPARENTLY TO THE CONTRARY IN THIS AMENDMENT, THIS AMENDMENT OF APPENDIX C INSOFAR AS IT RELATES TO APPENDIX A SHALL NOT HAVE THE EFFECT OF REDUCING THE BENEFIT PAYABLE TO OR WITH RESPECT TO ANY PARTICIPANT AS DETERMINED UNDER THE RULES OF THIS PLAN STATEMENT AS OF IMMEDIATELY BEFORE THE EFFECTIVE DATE OF SAID AMENDMENT OF APPENDIX C.